UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report March 12, 2024 (Date of earliest event reported): November 16, 2023

MJ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55900	20-8235905
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2043 Joy View Lane, Henderson, NV 89012

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(312) 953-2723

(Former name or former address, if changed since last report)

5730 Sky Pointe Dr. Unit 102, Las Vegas, NV 89130

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MJNE	OTCPK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors: On November 16, 2023, MJ Holdings Inc.’s board of directors appointed Benjawn (Nancy)Tran and Gioong Ho to the board of directors, effective November 16, 2023.

Resignations/Terminations of Board Members:

On November 16, 2023, John Gorst was terminated as CEO and as a Board Member. These decisions were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Additionally, on March 5, 2024, Tom Valenzuela submitted his resignation effective as of March 5, 2024. These decisions were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Details of New Directors:

1.	Benjawan Tran: Benjawan (Nancy) Tran holds a degree in accounting and acted as the company’s internal bookkeeper. She resides in Las Vegas.

2.	Gioong Ho: Mr. Ho in an independent businessman with years of relevant experience in the cannabis space both in the Nevada market and elsewhere nationally.

Item 8.01 Other Events:

Relationship with Mr. Kelly

The Company has engaged and retained Jim Kelly, former CFO, to assist the Company to liquidate assets as well as address possible corporate restructuring.

Asset Sale Agreement: On March 6, 2024, the board approved, and the Company finalized an agreement to sell the cannabis assets of the business and transfer the Promissory Note for the property known as “The Farm.” The Asset Purchase Agreement (the “Agreement”) was made effective as of February 6, 2024, between BLACK SHEEP 710 CONSULTING, INC. (the “Buyer”) and MJ Distributing C202 LLC and MJ Distributing P133 LLC (collectively the “Seller”), both wholly owned subsidiaries of MJ Holdings Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJ HOLDINGS, INC.

Date: March 21, 2024	By:	/s/ Tim Luff
Tim Luff
Interim Chief Executive Officer

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